UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 25, 2025

American Superconductor Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-19672	04-2959321
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

114 East Main Street Ayer, Massachusetts	01432
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (978)842-3000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AMSC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 25, 2025, American Superconductor Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). A total of 31,425,486 shares of the Company’s common stock were present electronically or represented by proxy at the Annual Meeting, representing approximately 77.8% of the Company’s outstanding common stock as of the May 29, 2025 record date. The following are the voting results for the proposals considered and voted upon at the Annual Meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on June 13, 2025.

1. The Company’s stockholders elected the following directors to the Board of Directors of the Company (the “Board”):

DIRECTOR	VOTES FOR	VOTES WITHHELD
Laura A. Dambier	22,680,088	141,160
Terence R. Donnelly	22,695,123	126,125
Arthur H. House	21,182,439	1,638,809
Margaret D. Klein	22,622,291	198,957
Barbara G. Littlefield	22,657,737	163,511
Daniel P. McGahn.	22,240,146	581,102
David R. Oliver, Jr.	22,072,351	748,897

There were 8,604,238 broker non-votes for each director.

2. The Company’s stockholders voted to ratify the appointment by the Audit Committee of the Board of RSM US LLP as the Company’s independent registered public accounting firm for the current fiscal year by a vote of 31,161,683 shares of common stock for, 68,299 shares of common stock against and 195,504 shares of common stock abstaining. There were no broker non-votes on this matter.

3. The Company’s stockholders voted, on an advisory basis, to approve the compensation of the Company’s named executive officers by a vote of 20,894,503 shares of common stock for, 1,789,738 shares of common stock against and 137,007 shares of common stock abstaining. There were 8,604,238 broker non-votes on this matter.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SUPERCONDUCTOR CORPORATION

Date:	July 29, 2025	By:	/S/ JOHN W. KOSIBA, JR.
John W. Kosiba, Jr.
Senior Vice President and Chief Financial Officer